Income Tax Expense (Benefit)	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Expense (Benefit)

18. Income Tax Expense (Benefit)

Income tax expense (benefit) for the three and nine month periods ending September 30, 2013 was $8 million of expense and $8 million of benefit, respectively. Income tax expense for the three and nine month periods ending September 30, 2012 was $8 million and $2 million, respectively. Income tax expense for the Predecessor period ended February 14, 2012 was $9 million. Taminco calculates the tax provision for interim periods using an estimated annual effective tax rate methodology which is based on a current projection of full-year earnings before taxes amongst different taxing jurisdiction and adjusted for the impact of discrete quarterly items. The estimated annual effective tax rate differs from the U.S. statutory rate of 35% due to state taxes, the domestic manufacturing deduction, differential tax rates in various non-U.S. jurisdictions in which the Company operates, and operations in non-U.S. jurisdictions where the Company is not able to defer taxation in the U.S. The Company has incurred a pretax loss for the period from January 1, 2013 to September 30, 2013 and has recorded a tax benefit. The tax benefit also reflects certain discrete items including legislative changes enacted during the period. The income tax expense for the three month period ended September 30, 2013 was impacted by the out of period adjustment discussed in Note 2.

15. Income Taxes

Our provision for income taxes is determined using the asset and liability method, under which deferred tax assets and liabilities are calculated based upon the temporary differences between the financial statement and income tax bases of assets and liabilities using currently enacted tax rates and operating loss and tax credit carryforwards

Our deferred tax assets are recorded net of a valuation allowance when, based on the weight of available evidence, it is more likely than not that all or some portion of the recorded deferred tax balances will not be realized in future periods. The amount of deferred tax assets considered realizable could be reduced in the near period if estimates of future taxable income in the carryforward period are reduced.

ASC 740-10 requires the recognition of a tax benefit when it is more likely than not, based on the technical merits, that the position would be sustained upon examination by a taxing authority. The amount to be recognized is measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement with a taxing authority.

We record interest and penalties related to unrecognized tax benefits as income tax expense.

The following table summarizes the income tax provision:

	Successor	Predecessor
	Year ended December 31, 2012	January 1 through February 14, 2012	Year ended December 31, 2011	Year ended December 31, 2010
Income before taxes:
U.S.	$(33)	$8	$60	$48
Non U.S.	4	(53)	4	7

Total income before taxes	$(29)	$(45)	$64	$55

Current:
U.S. Federal	$7	$3	$17	$7
U.S. State and Local	2	—	2	1
Non U.S.	15	1	19	33

Total current	$24	$4	$38	$41

Deferred:
U.S. Federal	$(15)	$—	$4	$8
U.S. State and Local	(2)	—	1	2
Non U.S.	(10)	5	(11)	(18)

Total deferred	$(27)	$5	$(6)	$(8)

Income tax expense	$(3)	$9	$32	$33

Current and non-current deferred income tax assets and liabilities, as of December 31, are comprised of the following:

	Successor	Predecessor
	2012	2011
Assets
Asset retirement obligation	$—	$1
Inventory	1	4
Loss and credit carryforwards	80	59
Foreign Deductible taxes	36	—
Pension	5	3
Transaction Costs	8	—
Financial instruments	—	4
Other	—	1

Gross deferred tax assets	130	72
Valuation allowance	(80)	(58)

Net deferred tax asset	$50	$14

Liabilities
Property, plant and equipment	(94)	(42)
Intangible assets	(203)	(54)
Interest bearing loans	—	(1)

Total deferred tax liabilities	(297)	(97)

Net deferred tax liability	$(247)	$(83)

The deferred tax assets and liabilities are classified in the consolidated balance sheets as follows at December 31:

	Successor	Predecessor
	2012	2011
Current deferred tax asset	$4	$7
Current deferred tax liability	(2)	—
Noncurrent deferred tax liability	(249)	(90)

Net deferred tax liability	$(247)	$(83)

As of December 31, 2012 and 2011, the Company had $238 million (€180 million) and $176 million (€136 million) of foreign net operating loss carryforwards available for utilization in future years. The carryforwards have an unlimited carryforward period in all taxing jurisdictions. The Company has provided a valuation allowance on the deferred tax assets due to the uncertainty regarding the Company’s ability to realize the entire asset. The valuation allowance has increased by $22 million, $20 million and $13 million during the years ended December 31, 2012, 2011 and 2010, respectively.

For the year ended December 31, 2012, provisions have been made for estimated U.S. income taxes, less available credits and deductions, for the earnings of the Company’s material foreign subsidiaries that are not deemed to be indefinitely reinvested. Undistributed earnings of the Company’s remaining foreign subsidiaries amounted to approximately $4 million, $420 million and $418 million at December 31, 2012, 2011 and 2010, respectively. Those earnings are considered to be indefinitely reinvested; accordingly, no provision for income taxes has been provided thereon. Upon repatriation of those earnings, in the form of dividends or otherwise, the Company would be subject to U.S. income taxes (subject to an adjustment for foreign tax credits or deductions), state income taxes, incremental foreign income taxes, and withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred income tax liability is not practicable due to the complexities associated with its hypothetical calculation.

The Company’s effective income tax rate for the year ended December 21, 2012 is based upon the U.S. federal statutory rate of 35%. With respect to the Predecessor periods ended February 14, 2012, December 31, 2011 and 2010, the effective income tax rate is based upon the Luxembourg domestic tax rate of 28.59% as follows:

	Successor	Predecessor
	Year ended December 31, 2012	January 1 through February 14, 2012	Year ended December 31, 2011	Year ended December 31, 2010
Tax at statutory rate	35%	28.59%	28.59%	28.59%
Non-taxable income.	—%	—%	(2)%	—%
Foreign tax rate differential	(4)%	(5)%	7%	9%
State taxes	(1)%	(1)%	4%	3%
Domestic manufacturing deduction	3%	—%	—%	—%
Transaction costs	(12)%	—%	—%	—%
Valuation allowance	(9)%	(6)%	32%	23%
Tax incentives	—%	2%	(19)%	(8)%
Non-deductible expenses	—%	—%	1%	1%
Net changes to tax contingency accruals	(1)%	—%	—%	2%
Stock options and other share based arrangements	—%	(38)%	—%	—%
Other	—%	(1)%	(2)%	2%
Effective tax rate	11%	(20)%	50%	61%

The effective tax rate is mainly the result of tax losses and foreign tax rate differentials on which no deferred tax assets have been recognized and transaction costs incurred with respect to the acquisition that are not deductible under federal tax law.

The Company is subject to income taxes in the United States and several non-U.S. jurisdictions. Significant judgment is required in determining the worldwide provision for income taxes. In the ordinary course of business, there are many transactions and calculations where the ultimate tax determination is uncertain. The Company is regularly under audit by tax authorities whereby the outcome of the audits is uncertain.

The following table summarizes the Company’s unrecognized tax benefits, excluding interest and penalties:

	Successor	Predecessor
	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010
Beginning balance	$2	$2	$3
Increases for tax position in current years.	—	—	1
Lapse of statute of limitations	—	—	(2)

Ending balance	$2	$2	$2

At December 31, 2012, 2011 and 2010, there are $2.4 million, $2.4 million and $2.3 million of unrecognized tax benefits, including penalties and interest, that if recognized would affect the annual effective tax rate. The Company anticipates that it is reasonably possible that approximately $1.6 million of unrecognized tax benefits, primarily related to nondeductible interest, will be reversed within the next 12 months due to statute of limitations.

The Company files income tax returns in the United States and various non-U.S. jurisdictions. As of December 31, 2012, the Company’s open tax years subject to examination were 2007 through 2011.